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                     EXHIBIT 10-C

               GENERAL ASSIGNMENT AND BILL OF SALE


      Made this 3rd day of January, 2001, but effective as of January 1, 2001, from RIEDMAN INSURANCE OF WYOMING, INC., a
Wyoming  corporation  ("SELLER"), to BROWN &  BROWN  OF  WYOMING,
INC., a Wyoming corporation ("BUYER").

      WHEREAS,  Seller is a subsidiary of Riedman Corporation,  a
New  York  corporation  ("SELLER'S  PARENT"),  and  Buyer  is   a
subsidiary   of  Brown  &  Brown,  Inc.,  a  Florida  corporation
("BUYER'S PARENT");

      WHEREAS, Seller's Parent together with its shareholders and Buyer's Parent, have entered into an Asset Purchase Agreement, dated as of September 11, 2000, as amended by First Amendment to Asset Purchase Agreement of even date herewith (as so amended, the "PURCHASE AGREEMENT"), pursuant to which Seller's Parent has agreed to cause Seller to sell, transfer, convey, assign and deliver to Buyer, and Buyer's Parent has agreed to cause Buyer to purchase and acquire from Seller, any assets of Seller which are of the same nature as those owned by Seller and described as the Acquired Assets in the Purchase Agreement (the "WYOMING ACQUIRED ASSETS"), and Buyer's Parent has agreed, in partial consideration therefor, to cause Buyer to assume certain obligations of Seller in connection therewith by executing an Assumption Agreement of even date herewith; and

      WHEREAS, Seller desires to transfer and assign to Buyer the Wyoming Acquired Assets, and Buyer desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

      NOW,  THEREFORE,  for and in consideration  of  the  mutual
covenants   contained  herein  and  other   good   and   valuable
consideration the receipt and sufficiency of which are hereby acknowledged:

      1. Except as otherwise provided herein, all capitalized terms contained and not defined herein (including the recitals hereto) shall have the respective meanings ascribed to them in the Purchase Agreement.

      2. The purchase price for the Wyoming Acquired Assets shall be Four Hundred Thirty-Four Thousand Nine Hundred Fifty and 00/100 Dollars ($434,950.00). The purchase price shall be paid by Buyer to Seller (or Seller's Parent at Seller's direction) in immediately available funds on the Closing Date at the same time that the Purchase Price is paid by Buyer's Parent to Seller's Parent under the Purchase Agreement.

      3. Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Buyer all of Seller's right, title and interest in, to and under the Wyoming Acquired Assets, free and clear of all Liens except for any applicable Permitted Liens and Encumbrances, to have and to hold the same unto Buyer, its successors and assigns, forever.

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      4.    Buyer  hereby accepts the sale, transfer, conveyance,
assignment   and   delivery  of  the  Wyoming  Acquired   Assets.
Notwithstanding anything herein to the contrary, to the extent that Seller owns or possess any assets which are similar in nature to those assets of Seller's Parent which are excluded from the Acquired Assets, as more specifically described in Section
1.4 of the Purchase Agreement, then those assets shall be specifically excluded from the Wyoming Acquired Assets and shall be retained by Seller at and following the Closing Date.

     5.    (a)   Seller  represents  and  warrants  to  Buyer  as
follows:

               (i) Seller is a corporation organized and in good standing under the laws of the State of Wyoming and its status is active. Seller has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted.

                (ii) Seller has the requisite corporate power and authority to execute and deliver this instrument and to consummate the transactions contemplated hereby. The execution, delivery and performance of this instrument have been duly authorized by all necessary corporate action on the part of Seller. This instrument has been duly executed and delivered by duly authorized officers of Seller on behalf of Seller, and this instrument constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar law from time to time in effect which offset creditors' rights generally and general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or in law).

                (iii) The execution and delivery of this instrument by Seller does not (A) conflict with or result in any breach of any provision of its Certificate of Incorporation or By-Laws, (B) require any filing with, or permit, authorization,
consent   or   approval   of,  any  court,   arbitral   tribunal,
administrative agency or commission, or other governmental or other regulatory authority or agency (each a "GOVERNMENTAL ENTITY"), or (C) result in a violation or breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent under any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Seller is a party or by which Seller or any of its properties or assets may be bound.

          (b) Buyer represents and warrants to Seller as follows:

                (i) Buyer is a corporation organized and in good standing under the laws of the State of Wyoming and its status is active. Buyer has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted.

                (ii) Buyer has the requisite corporate power and authority to execute and deliver this instrument and to consummate the transactions contemplated hereby. The execution and delivery of this instrument has been duly authorized by all necessary corporate action on the part of Buyer. This instrument has been duly executed and delivered by duly authorized officers of Buyer on behalf of Buyer, and this instrument constitutes the legal, valid and binding obligation of

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Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar law from time to time in effect which offset creditors' rights generally and general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or in law).

                (iii) The execution and delivery of this instrument by Buyer does not (A) conflict with or result in any breach of any provision of its Articles of Incorporation or By-Laws, (B) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, or (C) result in a violation or breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent under any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound.

      6. To the extent that any of the Wyoming Acquired Assets include contracts described in the Purchase Agreement as Assigned Contracts (the "WYOMING ASSIGNED CONTRACTS") and such contracts are not assignable without the consent of another party and such consent has not been obtained on or prior to the Closing Date, this General Assignment and Bill of Sale shall not constitute an assignment or attempted assignment which would constitute a breach thereof. Any obligation of Seller's Parent under the Purchase Agreement to cause Seller effect the transfer of any Wyoming Assigned Contracts to Buyer shall not be terminated or abridged by this provision, and the terms of Section 1.2(c) of the Purchase Agreement shall continue to apply with respect thereto.

     7. At any time or from time to time after the date hereof, at Buyer's request and without further consideration, Seller shall execute and deliver to Buyer such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Buyer may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Buyer, and to confirm Buyer's title to, all of the Wyoming Acquired Assets, and, to the full extent permitted by Law, to put Buyer in actual possession and operating control of the Wyoming Acquired Assets and to assist Buyer in exercising all rights with respect thereto.

      8. Seller hereby constitutes and appoints Buyer the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Buyer, but on behalf of and for the benefit of Buyer: (a) to demand and receive from time to time any and all of the Wyoming Acquired Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to institute, prosecute, compromise and settle any and all Actions or Proceedings that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Wyoming Acquired Assets; (c) to defend or compromise any or all Actions or Proceedings in respect of any of the Acquired Assets; and (d) to do all such acts and things in relation to the matters set forth in the preceding clauses (a) through (c) as Buyer shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Buyer shall indemnify and hold harmless

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Seller and its officers, directors, employees, agents and Affiliates from any and all Losses caused by or arising out of any breach of Law by Buyer in its exercise of the aforesaid powers.

      9. This General Assignment and Bill of Sale is delivered pursuant to and is subject to the Asset Purchase Agreement. In the event of any conflict between the terms of the Asset Purchase Agreement and the terms of this General Assignment and Bill of Sale, the terms of the Asset Purchase Agreement shall prevail. Neither the making nor the acceptance of this General Assignment and Bill of Sale nor the transfer effected hereby shall (a) constitute a waiver or release of Seller's Parent, Seller or any of the Shareholders of any liabilities, duties or obligations imposed upon any of them by the terms of the Purchase Agreement or (b) impose any additional liabilities, duties or obligations upon Seller's Parent, Seller or the Shareholders.

      10. This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This General Assignment and Bill of Sale and all of the provisions hereof shall be binding upon and shall inure to the benefit of the respective parties and their assigns, transferees and successors. This General Assignment and Bill of Sale is made in the State of Florida, and shall be governed by and construed in accordance with the laws of the State of Florida applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

      IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute this General Assignment and Bill of Sale on the day and year first above written.

                              RIEDMAN INSURANCE OF WYOMING, INC.

                              By:  /S/ JAMES R. RIEDMAN
                                  _______________________________
                              Name:     James R. Riedman
                              Title:    President